UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 4, 2011

Emdeon Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34435 (Commission File Number)	20-5799664 (I.R.S. Employer Identification No.)

3055 Lebanon Pike, Suite 1000 Nashville, TN (Address of principal executive offices)	37214 (Zip Code)
Registrant’s telephone number, including area code: (615) 932-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On August 4, 2011, Emdeon Inc., a Delaware corporation (the “Company”), announced that the Company has entered into a definitive agreement and plan of merger with Beagle Parent Corp., a Delaware corporation (the “Parent”), and Beagle Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Important Additional Information will be Filed with the SEC:
     In connection with the proposed merger, Emdeon will prepare a proxy statement and a Rule 13e-3 Transaction Statement to be filed with the Securities and Exchange Commission (“SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to Emdeon’s stockholders. EMDEON’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE RULE 13E-3 TRANSACTION STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Emdeon’s stockholders will be able to obtain, without charge, a copy of the proxy statement, the Rule 13e-3 Transaction Statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Emdeon’s stockholders will also be able to obtain, without charge, a copy of the proxy statement, the Rule 13e-3 Transaction Statement and other relevant documents (when available) by directing a request by mail or telephone to Emdeon Inc., Attn: Secretary, 3055 Lebanon Pike, Suite 1000, Nashville, TN 37214, telephone: (615) 932-3000, or from Emdeon’s website, http://www.emdeon.com.
Emdeon and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Emdeon’s stockholders with respect to the proposed merger. Information regarding any interests that Emdeon’s executive officers and directors may have in the transaction will be set forth in the proxy statement. In addition, information about the Company’s executive officers and directors is contained in the Company’s most recent proxy statement and annual report on Form 10-K, which are available on the Company’s website and at www.sec.gov.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated August 4, 2011, of Emdeon Inc., announcing the Agreement and Plan of Merger.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMDEON INC.

Date: August 4, 2011	By:	/s/ Gregory T. Stevens

	Name:	Gregory T. Stevens
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated August 4, 2011, of Emdeon Inc., announcing the Agreement and Plan of Merger.